Exhibit (14):  Powers of Attorney


                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Tommie D. Thompson, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                       / S / Tommie D. Thompson
                                       Tommie D. Thompson
                                       Executive Vice President and Comptroller

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Samuel L. Foggie Sr., whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                     / S /  Samuel L. Foggie Sr.
                                    Samuel L. Foggie Sr.
                                    Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Carol B. Hallett, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                    / S /  Carol B. Hallett
                                    Carol B. Hallett
                                    Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Jeffrey M. Heller, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                    / S /  Jeffrey M. Heller
                                    Jeffrey M. Heller
                                    Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Thomas W. Osborne, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                    / S /  Thomas W. Osborne
                                    Thomas W. Osborne
                                    Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Hugh V. Plunkett III, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                    / S / Hugh V. Plunkett III
                                    Hugh V. Plunkett III
                                    Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Richard J. Sampson, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                    / S / Richard J. Sampson
                                    Richard J. Sampson
                                    Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Oscar S. Straus II, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                     / S /  Oscar S. Straus II
                                    Oscar S. Straus II
                                    Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




John A. Sturgeon, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                     / S / John A. Sturgeon
                                     John A. Sturgeon
                                     Director, President and Chief Operating
                                     Officer

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Michael A. Wayne, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                    / S / Michael A. Wayne
                                    Michael A. Wayne
                                    Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




John W. Weekly,  whose signature appears below,  constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                 / S / John W. Weekly
                                 John W. Weekly
                                 Director